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                                                                   EXHIBIT 10.15

                      1997 NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                         OF SURETY CAPITAL CORPORATION


SECTION 1.  PURPOSES.

        The purposes of this 1997 Non-Qualified Stock Option Plan (the "Plan") for Non-Employee Directors are to promote the continued prosperity of Surety Capital Corporation (the "Corporation") by aligning the long-term financial interests of the Non-Employee Directors of the Corporation with those of the stockholders of the Corporation, to provide an additional incentive for such individuals to remain as directors of the Corporation, and to provide a means through which the Corporation may attract well-qualified individuals to serve as directors of the Corporation.

SECTION 2.  DEFINITIONS.

        A. The following words and phrases, wherever capitalized, shall have the following meanings, unless the context otherwise requires:

            1. "Agreement" means the written agreement which sets forth the terms and conditions of the Option granted to a Participant under the Plan, including any amendment to such written agreement. Agreements shall be subject to the express terms and conditions set forth herein.

            2. "Board" means the Board of Directors of the Corporation.

            3. "Change in Control of the Corporation" shall be deemed to have occurred if (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities; (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3rds) of the directors then in office who were directors at the beginning of the period; (3) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five (75%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or
(4) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition of all or substantially all of its assets.

            4. "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

            5. "Committee" means the Stock Option Committee of the Board.

            6. "Common Stock" means shares of $0.01 par value common stock of the Corporation, subject to adjustment and substitution pursuant to SECTION 7.
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            7. "Corporation" means Surety Capital Corporation, a Delaware corporation.

            8. "Disability" means a Participant's inability to continue the periodic performance of the requirements of his position as a member of the Board by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. An individual shall not be considered to be disabled unless he furnishes proof of the existence of a disability in such form as the Committee may require.

            9. "Effective Date" means January 2, 1997.

            10. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            11. "Exercise Price" means, with respect to each share of Common Stock subject to an Option, the price at which such share may be purchased from the Corporation pursuant to the exercise of such Option.

            12. "Expiration Date" means the date immediately preceding the tenth anniversary date of the Grant Date.

            13. "Fair Market Value" means the closing price of the Common Stock on the American Stock Exchange as reported on the composite tape, or if it is not listed on the American Stock Exchange, the closing price on the exchange or established market system on which the Common Stock is then listed; if, however, there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported, on the last preceding date on which there was trading shall instead be used to determine Fair Market Value; or if Fair Market Value for any date in question cannot be determined as hereinabove provided, Fair Market Value shall be determined by the Committee by whatever method or means its members, in the good faith exercise of their discretion, at that time shall deem appropriate.

            14. "Grant Date" means the date an Option is granted pursuant to the Plan.

            15. "Legal Representative" means the guardian or legal representative of a Participant who, upon the Disability or incapacity of the Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the right to exercise the Participant's rights and receive his benefits under the Plan.

            16. "Non-Employee Director" means a member of the Board in his capacity as a director of the Corporation, provided such individual is not an employee of the Corporation or of any Subsidiary of the Corporation.

            17. "Option" means a stock option granted under the Plan to a Participant on a Grant Date pursuant to SECTION 5. All Options granted under the Plan shall be "nonstatutory stock options," i.e., options which do not qualify under Sections 422 or 423 of the Code.

            18. "Participant" means a Non-Employee Director granted an Option under the Plan.

            19. "Personal Representative" means the executor, administrator or personal representative appointed to administer a Participant's probate estate, or if the individual has no probate estate, then the successor trustee(s) of any revocable living trust the individual established during his lifetime.

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            20. "Plan" means the plan set forth herein which shall be known as the "1997 Non-Qualified Stock Option Plan for Non-Employee Directors of Surety Capital Corporation," as same may from time to time be amended.

            21. "Qualified Domestic Relations Order" means a "qualified domestic relations order" as defined in the Code.

            22. "Resignation" means the resignation by a Participant as a member of the Board at the age of 70 or more.

            23. "Subsidiary" means any corporation of which at least fifty percent (50%) of the outstanding voting capital stock is owned, directly or indirectly, by the Corporation.

        B. Except when otherwise indicated by the context, any masculine or feminine terminology when used in the Plan shall also include the opposite gender; and the definition of any term herein in the singular shall also include the plural, and vice versa.

SECTION 3.  SHARES AVAILABLE UNDER THE PLAN.

        The aggregate number of shares of Common Stock which may be issued, and as to which grants of Options may be made, under the Plan is 150,000 shares of Common Stock, subject to adjustment and substitution as set forth in SECTION
7. The shares of Common Stock which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

SECTION 4.  ADMINISTRATION OF THE PLAN.

        A. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the provisions of the Plan, to supervise the administration of the Plan and interpret the provisions of the Plan and any Options granted under the Plan. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Options granted under the Plan. The Committee may delegate the day-to-day administration of the Plan to any individual or individuals it deems appropriate and may retain advisors to advise it.

        B. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall constitute acts of the Committee.

        C. The Committee shall have full authority to carry out the provisions of the Plan, including authority to interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to Options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

        D. The Committee shall have overall responsibility for keeping records and providing necessary communications to Participants under the Plan. The records of the Committee with respect to the Plan shall be conclusive and binding on all Participants and all persons or entities claiming through or under them.

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        E. The expenses of administering the Plan shall be borne by the
Corporation.

        F. Any action which the Committee is authorized to take under this Agreement may be taken by the Board and such action by the Board shall have the same force and effect as if taken by the Committee.

SECTION 5.  GRANT OF OPTIONS.

        A. Subject to the terms and provisions of the Plan, the Committee shall select the Non-Employee Directors to whom an Option is to be granted under the Plan, the timing of such grants, the number of shares subject to the Option, the Exercise Price of the Option, the periods during which the Option may be exercised and the other terms and conditions of the Options.

        B. No Options under the Plan may be granted after December 31, 1997.

SECTION 6.  TERMS AND CONDITIONS APPLICABLE TO OPTION GRANTS.

        A. Options granted under the Plan shall be subject to the following terms and conditions:

           1. The Exercise Price with respect to each share of Common Stock covered by an Option shall be one hundred percent (100%) of the Fair Market Value of such share as of the Grant Date.

           2. The term of each Option shall be ten (10) years, commencing on the Grant Date and terminating on the Expiration Date.

           3. Unless vesting is accelerated in accordance with the provisions of
SECTION 6.A.4., each Option shall vest with respect to twenty percent (20%) of the shares of Common Stock covered by the Option on December 31, 1997, with respect to forty percent (40%) of the shares of Common Stock covered by the Option on December 31, 1998, with respect to sixty percent (60%) of the shares of Common Stock covered by the Option on December 31, 1999, with respect to eighty percent (80%) of the shares of Common Stock covered by the Option on December 31, 2000, and with respect to one hundred percent (100%) of the shares of Common Stock covered by the Option on December 31, 2001 if the Participant is serving as a member of the Board on such dates.

           4. Notwithstanding the provisions of SECTION 6.A.3., each Option shall become fully vested upon the occurrence of either: (a) a Participant's withdrawal from the Board by reason of death, Disability or Resignation, or (b) a Change in Control of the Corporation.

           5. No Option shall be transferable by a Participant otherwise than by will, or if a Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death or pursuant to a Qualified Domestic Relations Order. Options, to the extent vested, shall be exercisable during the lifetime of a Participant only by the Participant or by the Participant's Legal Representative.

           6. An Option, to the extent not vested on the termination of a Participant's service as a member of the Board, shall lapse and terminate as of such date of termination. An Option, to the extent vested on the termination of a Participant's service as a member of the Board, is exercisable by the Participant or by his Legal Representative or Personal Representative, as the case may be, at any time or from time to time on or before the Expiration Date of such Option.

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           7. Subject to the foregoing provisions of SECTION 6 and the other provisions of the Plan, any Option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined by the Committee in its discretion and set forth in an Agreement. Furthermore, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

           8. All grants of Options shall be evidenced by an Agreement.

        B. Options granted under the Plan may be exercised as follows:

           1. Each vested Option may be exercised by delivery of written notice to the Corporation stating the number of shares of Common Stock covered by the exercise, form of payment, and proposed closing date. An Option may be exercised in whole or in part.

           2. The Participant shall furnish the Corporation before closing such other documents or representations as the Corporation may require to assure compliance with applicable laws and regulations.

           3. The Exercise Price for each Option shall be paid in full upon exercise and shall be payable in cash (including check, bank draft or money order); provided, however, that in lieu of cash, the individual exercising the Option may pay the Exercise Price, in whole or in part, by delivering to the Corporation shares of Common Stock having a Fair Market Value on the date of exercise of the Option equal to the Exercise Price of the shares being purchased, except that (a) any portion of the Exercise Price representing a fraction of a share shall in any event be paid in cash, and (b) no shares of Common Stock which have been held for less than six (6) months may be delivered in payment of the Exercise Price of an Option.

           4. A Participant shall not be, and will not have any of the rights or privileges of, a stockholder of the Corporation in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Corporation to the Participant.

        C. The obligation of the Corporation to issue shares of Common Stock under the Plan shall be subject to (1) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corpora tion; (2) the condition that any shares to be issued shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed; and (3) compliance with all other applicable laws, regulations, rules and orders which may then be in effect.

SECTION 7.  ADJUSTMENT AND SUBSTITUTION OF SHARES.

        A. In the event any change occurs in the number of shares of Common Stock outstanding as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to holders of Common Stock other than cash dividends, the number or kind of shares of Common Stock that may be issued under the Plan pursuant to SECTION 3, including shares covered by existing Options, shall be automatically adjusted to preserve the proportionate

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interests of the Participants in the Corporation as represented by their outstanding Options, and the proportionality of the share pool under the Plan in relation to the total number of shares outstanding.

        B. If the outstanding shares of the Common Stock shall be changed into or become exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock that may be issued under the Plan pursuant to SECTION 3, including shares covered by existing Options, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall become exchangeable.

        C. In case of any adjustment or substitution as provided for in SECTIONS 7.A. or 7.B., the aggregate Exercise Price for all shares subject to each then outstanding Option prior to such adjustment or substitution shall be the aggregate Exercise Price for all shares of stock or other securities (including any fraction) into which such shares shall have been converted or which shall have been substituted for such shares. Any new Exercise Price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

        D. If the outstanding shares of Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of Common Stock, the Committee shall make any adjustments to any then outstanding Options which it determines are equitably required to prevent dilution or enlargement of the rights of the Participants which would otherwise result from any such transaction.

        E. No adjustment or substitution provided for in this SECTION 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

        F. Except as provided in this SECTION 7, a Participant shall have no rights by reason of issuance by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 8.  AMENDMENT AND TERMINATION.

        A. The right to amend and terminate the Plan is hereby specifically reserved to the Board; provided, however, that no termination of the Plan shall result in the cancellation of any outstanding Options theretofore granted under the Plan; and provided further that no amendment of the Plan shall: (1) adversely affect the rights of the holder of an Option granted under the Plan, unless such holder consents in writing to such amendment, or (2) cause Options granted under the Plan to not qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3, or any successor rule.

        B. In the event of any such amendment to the Plan, the holder of any Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such Option, execute a conforming amendment in the form prescribed by the Committee to the Agreement referred to in SECTION 6.A.8. within such reasonable time as the Committee shall specify in such request.

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SECTION 9.  EFFECTIVE DATE AND DURATION OF PLAN.

        A. The Plan shall become effective on the Effective Date.

        B. The Plan shall continue in effect until all Options granted under the Plan have been exercised or have lapsed or otherwise been terminated pursuant to the Plan. Expiration or other termination of the Plan shall not affect outstanding Options.

SECTION 10.  MISCELLANEOUS.

        A. Nothing in the Plan, in any Option granted under the Plan, or in any Agreement shall confer any right on a Participant to continue as a director of the Corporation, or interfere in any way with the rights of the stockholders of the Corporation to elect and remove directors.

        B. The Corporation shall have the right, in connection with the exercise of an Option, to require a Participant to pay to the Corporation an amount sufficient to provide for any withholding tax liability imposed with respect to such exercise.

        C. To the extent that federal laws (such as the Code and the federal securities laws) do not otherwise control, the Plan shall be governed and construed in all respects in accordance with Texas law.

                             STOCK OPTION AGREEMENT


     This STOCK OPTION AGREEMENT ("Agreement") is made this 2nd day of January, 1997 between Surety Capital Corporation, a Delaware corporation (the "Corporation"), and ______________ (the "Participant"). Capitalized terms used but not defined in this Agreement are defined in the Plan.

     WHEREAS, on January 2, 1997 the Board of Directors of the Corporation (the "Board") adopted the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors of Surety Capital Corporation (the "Plan"); and

     WHEREAS, the Plan provides for the grant of non-statutory stock options to purchase shares of common stock, $0.01 par value, of the Corporation (the "Common Stock"), to the directors of the Corporation who are not employees of the Corporation or any of its Subsidiaries; and

     WHEREAS, the Participant is eligible to participate under the Plan; and

     WHEREAS, the Corporation desires to grant to the Participant an option to purchase shares of Common Stock pursuant to the Plan on the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Corporation hereby irrevocably grants to the Participant the option (the "Option") to purchase all or any part of an aggregate of ________ shares of Common Stock (such number being subject to adjustment as provided in SECTION 7 of the Plan) on the terms and conditions herein set forth.

     2. EXERCISE PRICE. The exercise price (the "Exercise Price") of the Common Stock covered by the Option shall be $4.18 per share, which is one hundred percent (100%) of the Fair Market Value of such Common Stock on the Grant Date (as defined in this Agreement).

     3.   TERM OF OPTION.  The term of the Option shall be for a period of ten
(10) years from the date hereof, commencing on the date hereof (the "Grant Date") and terminating on January 1, 2006 (the "Expiration Date").

     4.   VESTING.

          (a) Unless vesting is accelerated in accordance with PARAGRAPH 4(b) of this Agreement, the Option shall vest with respect to twenty percent (20%) of the shares of Common Stock covered by the Option on December 31, 1997, with respect to forty percent (40%) of the shares of Common Stock covered by the Option on December 31, 1998, with respect to sixty percent (60%) of the shares of Common Stock covered by the Option on December 31, 1999, with respect to eighty percent (80%) of the shares of Common Stock covered by the Option on December 31, 2000, and with respect to one hundred percent (100%) of the shares of Common Stock covered by the Option on December 31, 2001 if the Participant is serving as a member of the Board on such dates.

          (b) Notwithstanding PARAGRAPH 4(a) of this Agreement, the Option shall become fully vested upon the occurrence of either: (i) the Participant's withdrawal from the Board by reason of death, Disability or Resignation, or (ii) a Change in Control of the Corporation.

     5. EXERCISE OF OPTION. The Option, to the extent not vested on the termination of the Participant's service as a member of the Board, shall lapse and terminate as of such date of termination. The Option, to the extent vested on the termination of the Participant's service as a member of the Board, is exercisable by the Participant or by his Legal Representative or Personal Representative, as the case may be, at any time or from time to time on or before the Expiration Date of such Option. The Option, to the extent vested, may be exercised at one time or on several successive occasions by delivery of written notice to the Corporation stating the number of shares of Common Stock covered by the exercise, form of payment and proposed closing date, and such other documents as the Corporation may require to assure compliance with applicable laws and regulations. The Option, to the extent vested, may be exercised in whole or in part; provided, however, the Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares).

     6. PAYMENT OF EXERCISE PRICE. The Exercise Price for the Option shall be paid in full upon exercise and shall be payable in cash (including check, bank draft or money order); provided, however, that in lieu of cash, the Participant may pay the Exercise Price, in whole or in part, by delivering to the Corporation shares of Common Stock having a Fair Market Value on the date of exercise of the Option equal to the Exercise Price of the shares being purchased, except that (a) any portion of the Exercise Price representing a fraction of a share shall in any event be paid in cash, and (b) no shares of Common Stock which have been held for less than six (6) months may be delivered in payment of the Exercise Price of the Option.

     7. FURTHER RESTRICTIONS. The Participant shall not be, and will not have any of the rights or privileges of, a stockholder of the Corporation in respect to any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares have been issued by the Corporation to the Participant. The obligation of the Corporation to issue shares of Common Stock pursuant to the exercise of the Option shall be subject to (a) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation; (b) the condition that any shares to be issued shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed; and (c) compliance with all other applicable laws, regulations, rules and orders which may then be in effect.

     8. NONTRANSFERABILITY. The Option shall not be transferable by the Participant otherwise than by will, or if the Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death or pursuant to a Qualified Domestic Relations Order. The Option shall be exercisable during the lifetime of the Participant only by the Participant or by the Participant's Legal Representative or Personal Representative, as the case may be.

     9. NON-QUALIFICATION OF OPTION. The Option herein granted is not intended to be an "incentive stock option" within the meaning of Sections 422 or 423 of the Code and shall be so con strued.

     10. INCORPORATION BY REFERENCE. The Plan is incorporated herein by reference, with the provisions thereof being given the same force and effect as if expressly contained in this Agreement. If there is an inconsistency in the terms of this Agreement and the Plan, the terms of the Plan shall control.

     11. NOTICES. Any notice required or permitted by either party must be in writing and must be delivered either personally to the other party or by certified mail, return receipt requested, at the party's address indicated below, and any notice will be effective upon delivery in the case of personal delivery and, in the case of delivery by certified mail, three (3) business days after the date of deposit in the United States mail, postage prepaid. The addresses of the parties are as follows:

     If to the Corporation:    Surety Capital Corporation
                               Attn:  Secretary
                               1845 Precinct Line Road, Suite 100
                               Hurst, Texas  76054

     If to Participant:    _________________________

                           _________________________

                           _________________________

The names and addresses of the parties to receive notice as stated in this PARAGRAPH 11 may be changed at any time by notice given in accordance with this PARAGRAPH 11. As used in this Agreement, the term "business day" means any day of the week, Monday through Friday, that is not recognized by the United States Postal Service as a national holiday and on which national banks are open for business.

     12. ACKNOWLEDGMENT. The Participant acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that the Participant is familiar with the terms and provisions thereof. The Participant hereby accepts the Option subject to all of the terms and provisions of the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board and, where applicable, the Committee, upon any questions arising under the Plan or this Agreement. As a condition to the issuance of shares of Common Stock of the Corporation pursuant to the exercise of the Option granted under this Agreement, the Participant authorizes the Corporation to withhold in accordance with applicable law from any directors' fees payable to him any taxes required to be withheld by the Corporation under federal, state or local law as a result of his exercise of the Option.

     Executed as of the date first above written.

CORPORATION:                        SURETY CAPITAL CORPORATION



                                    By:
                                       -------------------------------

                                       --------------,----------------

PARTICIPANT:
                                       -------------------------------

                                       -------------------------------

                                 EXERCISE FORM


        (To be completed and delivered to the Corporation for exercise)

     The undersigned hereby: (1) irrevocably subscribes for ______ shares of the Common Stock pursuant to his Stock Option Agreement dated January 2, 1997, and encloses payment of $__________ therefor; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable under the Stock Option Agreement, that a new Stock Option Agreement of like tenor for the balance of the remaining shares be issued in the name of the undersigned and delivered to the undersigned at the address below.


Date:
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                                       (Address)